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                                                                    EXHIBIT 99.1
                              EMPLOYMENT AGREEMENT


THIS EMPLOYMENT AGREEMENT (this "Agreement"), is executed and delivered effective as of March 3, 2003 (the "Effective Date"), by and between Endocare, Inc., a Delaware corporation (the "Company"), and John V. Cracchiolo, an individual resident of the State of California ("Employee").

1. POSITION AND RESPONSIBILITIES

      A. POSITION. Employee is employed by the Company to render services to the Company in the position of President, Radiology Division. Employee shall perform such duties and responsibilities as are normally related to such position, in accordance with industry standards, and any additional duties now or hereafter reasonably assigned to Employee by the Company commensurate with such position. Employee shall abide by the Company's rules, regulations and practices, as adopted or modified from time to time in the Company's sole discretion.

      B. OTHER ACTIVITIES. Except with the prior written consent of the Company, Employee shall not, during the term of this Agreement, (i) accept any other employment, or (ii) engage, directly or indirectly, in any other business activity (whether or not pursued for pecuniary gain) that might interfere with Employee's duties and responsibilities hereunder or create a conflict of interest with the Company.

      C. NO CONFLICT. Employee represents and warrants that Employee's execution of this Agreement, Employee's employment with the Company and the performance of Employee's proposed duties under this Agreement shall not violate any obligations Employee may have to any prior employer, or any other person or entity, including, without limitation, any obligations with respect to proprietary or confidential information of any prior employer, or any other person or entity.

2.    COMPENSATION AND BENEFITS

      A. BASE SALARY. In consideration of the services to be rendered under this Agreement, during the first six (6) months of the Mandatory Access Period (as defined below), the Company shall pay to Employee a base salary equal to $220,000 per annum (the "Base Salary"). The Base Salary shall be paid in accordance with the Company's payroll practices. For periods after the first six
(6) months of the Mandatory Access Period, the Base Salary shall remain payable to Employee unless renegotiated upwards by Employee and the Company. For purposes of this Agreement, the term "Mandatory Access Period" shall mean the period beginning on the Effective Date and ending on the six (6)-month anniversary of the Effective Date; provided, however, that, subject to the Company's rights to terminate Employee's employment in accordance with the terms and conditions of this Agreement, Employee and the Company may mutually elect to continue the Mandatory Access Period for an additional period of time not to extend beyond the third anniversary of the Effective Date.
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      B. BONUS. During the first six (6) months of the Mandatory Access Period, the level of annualized cash bonus that Employee shall be eligible to receive from the Company shall equal the level of cash bonus that Employee was eligible to receive from the Company as of the Effective Date (i.e. 40% of Employee's Base Salary or $88,000 per annum). For periods after the first six (6) months of the Mandatory Access Period, the level of cash bonus that Employee shall be eligible to receive from the Company may be renegotiated upwards by Employee and the Company.

      C. EQUITY. Upon the Effective Date, all of Employee's outstanding options to acquire shares of the Company's common stock (the "Existing Options") shall be cancelled and of no further force and effect. Employee acknowledges that, upon the Effective Date, he shall no longer have any rights to purchase shares of the Company's common stock pursuant to the Existing Options. In exchange for the cancellation of the Existing Options, the Company shall grant to Employee replacement options (the "Replacement Options") subject to the following terms and conditions:

      (i) The Replacement Options will be granted no earlier than six months and one day after the Effective Date and no later than eight months after the Effective Date.

      (ii) The exercise price of the Replacement Options will be equal to the fair market value of the Company's common stock on the grant date of the Replacement Options, as determined in accordance with terms of the stock option or incentive plan, if any, under with the Replacement Options are granted.

      (iii) The number of shares of common stock subject to the Replacement Options will be equal to the number of shares subject to the Existing Options, subject to adjustments for any forward or reverse stock splits, stock dividends and similar events that occur between the Effective Date and the date the Replacement Options are issued.

      (iv) The Replacement Options will be granted pursuant to a new option agreement between the Employee and the Company issued under the Company's then existing stock option or incentive plan, if any.

      (v) In order to receive the Replacement Options, the Employee need not be an employee, director or consultant of Company, a successor entity of the Company or a subsidiary of the Company on the date that the Replacement Options are issued.

      (vi) The Replacement Options will be fully vested and exercisable on the date of their issuance.

      (vii) If the Company is acquired whether by sale, transfer of assets, merger or similar transaction during the time period between the date the Existing Options are cancelled and the date the Replacement Options are granted, the Company's Board of Directors will make it a condition of the transaction that the acquirer or successor company, as the case may be, either (A) grants the Employee options to purchase stock of the acquirer or the successor company, as

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the case may be, on the date the Replacement Options would have been granted or
(B) provides the Employee with participation in an equivalent cash incentive program.

      (viii) The grant of the Replacement Options shall be subject to stockholder approval if required by The Nasdaq National Market or the stock exchange or national market system on which the common stock of the Company is listed provided, however, the Company shall use reasonable good faith efforts of shares reserved under a stockholder approved plan to issue the Replacement Options. In addition, the grant of the Replacement Options shall be subject to compliance with applicable state and federal securities laws.

      (ix) If the Existing Options are incentive stock options, the Replacement Options will be granted as incentive stock options to the extent they qualify. For options to qualify as incentive stock options, the value of shares subject to options that first become exercisable by the option holder in any calendar year cannot exceed $100,000, as determined using the option exercise price. The excess value is deemed to be a non-qualified stock option. If the exercise price of the Replacement Options that vest in any one calendar year is less than $100,000, with such $100,000 reduced by the exercise price of any other incentive stock options that vest in that calendar year, the new options should qualify as incentive stock options. If the exercise price of the Replacement Options that vest in any one calendar year is higher than $100,000, reduced by the exercise price of any other incentive stock options that vest in that calendar year, or if the Employee receives additional incentive stock options after the cancellation of the Existing Options but before the grant of the Replacement Options, a portion of the Replacement Options may exceed the limits for incentive stock options. When calculating the vested portion of new incentive stock options, any incentive stock options that become exercisable between January 1, 2003 and the date the Replacement Options are granted must also be accounted for. Any excess value is reallocated as non-qualified stock options.

      d. Benefits. Effective as of the Effective Date, Employee shall be eligible to participate in the benefits made generally available by the Company to similarly-situated employees, in accordance with the benefit plans established by the Company, as such plans may be amended from time to time in the Company's sole discretion.

3.    AT-WILL EMPLOYMENT

      A. AT-WILL TERMINATION BY COMPANY. The employment of Employee shall be "at-will" at all times. The Company may terminate Employee's employment with the Company at any time, without any advance notice, for any reason or no reason at all, notwithstanding anything to the contrary contained in or arising from any statements, policies or practices of the Company relating to the employment, discipline or termination of its employees. Upon and after the date of such termination, all obligations of the Company shall cease, except as set forth below in Section 3(c).

      B. AT-WILL TERMINATION BY EMPLOYEE. Employee may terminate employment with the Company at any time for any reason or no reason at all, upon two weeks' advance written notice. During such notice period Employee shall continue to diligently perform all of Employee's duties

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hereunder. The Company shall have the option, in its sole discretion, to make
Employee's termination effective at any time prior to the end of such notice period as long as the Company pays Employee all compensation to which Employee is entitled up through the last day of the two-week notice period. Thereafter all obligations of the Company shall cease, except as set forth below in Section 3(c).

C.    QUALIFIED TERMINATION.

      (i) Employee shall become entitled to the following benefits in the event of the occurrence of a Qualified Termination (as defined below):

            (A) a cash payment payable within three (3) business days following the date of the Qualified Termination equal to two hundred percent (200%) of both (1) Employee's base salary ($220,000) and (2) Employee's maximum bonus eligibility for fiscal year 2002 equal to $88,000 (for a total of $616,000);

            (B) continued participation in the Company's fringe benefit plans for twenty-four (24) months to the extent permitted under applicable law and the terms of such plans. In the event that continued participation in the Company's insurance benefit plans is not permissible, then Employee shall receive a monthly payment from the Company in an amount sufficient to enable him to purchase insurance coverage that is substantially equivalent to what he would have received had he been able to continue to participate in the Company's plans. This coverage also shall extend to the spouse and dependents of the Participant who were covered by the relevant fringe benefit plan on the Effective Date;

            (C) Employee shall have no duty to mitigate either the cash payment payable pursuant to Section 3(c)(i)(A) or the fringe benefits provide pursuant to Section 3(c)(i)(B); provided, however, that the Company shall not be obligated to provide to Employee any fringe benefits that are otherwise available to Employee from another source, e.g., a subsequent employer;

            (D) The period in which the Replacement Options which are non-qualified options may be exercised shall be extended until the second anniversary of the Qualified Termination; and

            (E) As soon as reasonably possible following the date of the Qualified Termination, Employee will receive a $50,000 relocation allowance (the "Relocation Allowance") and an additional payment in an amount such that after payment by him of all taxes imposed upon the Relocation Allowance, he retains an amount equal to $50,000. For this purpose, it will be assumed that he is in the highest tax brackets.

      (ii) The term "Qualified Termination" shall mean any of the following events: (A) the Company terminates Employee's employment other than for Cause (as defined below); (B) Employee terminates his employment for Good Reason (as defined below); (C) Employee terminates his employment during the thirty
(30)-day period following the expiration of the

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Mandatory Access Period, even if such termination was not for Good Reason; or
(D) Employee's employment terminates during the Mandatory Access Period because of the death or Disability (as defined below) of Employee.

      (iii) The Company's termination of Employee's employment shall be for "Cause" if the Company terminates Employee's employment for any of the following reasons: (A) the willful misappropriation by Employee of the funds or property of the Company; (B) the conviction of Employee in a court of law of, or entering a plea of guilty or no contest to, any felony; or (C) the commission in bad faith by Employee of any act that materially injures or could reasonably be expected to materially injure the reputation, business or business relationships of the Company. An event shall not constitute "Cause" unless the Company terminates Employee within thirty (30) days of learning of the event. Also, events that transpired prior to the Effective Date shall not be taken into account in determining whether Employee was terminated for Cause with the sole exception of material events brought to the Company's attention of which the Company and its representatives are unaware and have not previously reviewed or investigated.

      (iv) Employee's termination of his employment shall be for "Good Reason" if Employee terminates his employment for any of the following reasons: (A) the material diminution or change of position, duties, responsibilities, authority, or the assignment of duties materially inconsistent with Employee's prior position; (B) the material reduction in Employee's compensation or benefits; (C) the relocation of Employee's principal business location to an area outside of a thirty (30)-mile radius of its current location; or (D) the failure of any successor entity to assume in writing any obligations arising out of any agreement between the Company and Employee upon the entity becoming a successor, including the obligations arising under this Agreement. An event shall not constitute "Good Reason" unless Employee voluntarily resigns within thirty (30) days of learning of the event. Also, the Company's hiring of a new Chief Operating Officer or Chief Financial Officer shall not be considered "Good Reason."

      (v) For purposes of this Agreement, the term "Disability" shall mean a situation where Employee is substantially incapable, because of illness or incapacity, to perform the essential functions of his job pursuant to this Agreement with reasonable accommodation for a period of ninety (90) days out of any consecutive one hundred and eighty (180)-day period.

      (vi) Employee's right to receive any payments or other benefits under this
Section 3(c) is expressly conditioned upon: (A) Employee's execution of a general release of all claims as of the date of Employee's termination, in substantially the form attached to this Agreement as Exhibit A (the "General Release"); and (B) Employee's compliance with his obligations under this Agreement, the General Release and all other agreements between Employee and the Company.

      (vii) Notwithstanding anything in this Agreement to the contrary, Employee shall be liable to repay to the Company all amounts paid by the Company to Employee pursuant to this Section 3(c) upon either: (A) the conviction of Employee in a court of law, or entering a plea of guilty or no contest to, any crime directly relating to Employee's activities on behalf of the Company; or
(B) successful prosecution of an enforcement action by the Securities and Exchange Commission against Employee relating to Employee's activities on behalf of the Company.

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      (viii) Employee acknowledges that he is beneficiary participant in that certain Separation Benefits Plan of Endocare, Inc. dated July 17, 2002 (the "Separation Plan"). Should a "Change of Control" (as defined in the Separation
Plan) occurs such that benefits are payable to Employee under the Separation Plan, Employee acknowledges and agrees that the cash payments made pursuant to
Section 3(c)(i)(A) shall be reduced on a dollar-for-dollar basis by cash benefits paid pursuant to the Separation Plan and that the Company shall not be obligated to provide Employee any fringe benefits that are otherwise available to Employee under the Separation Plan.

4.    TERMINATION OBLIGATIONS

      a. RETURN OF PROPERTY. Except as provided below in Section 4(c), Employee agrees that all property (including, without limitation, all equipment, tangible proprietary information, documents, records, notes, contracts and computer-generated materials) furnished to or created or prepared by Employee incident to Employee's employment belongs to the Company and shall be promptly returned to the Company upon termination of Employee's employment.

      b. COOPERATION. Following any termination of his employment, Employee shall perform any and all acts requested by the Company to ensure the orderly and efficient transition of Employee's duties. Such acts may include, but are not limited to: (i) participating in meetings or telephone conferences; (ii) reviewing, preparing or executing documents; and (iii) providing assistance in connection with any litigation, investigation or audit involving the Company, or any of its affiliates, directors, officers, employees, agents, attorneys, representatives, stockholders, insurers, divisions, successors and/or assigns and any related holding, parent or subsidiary corporations. Employee's cooperation pursuant to this Section 4(b) shall not unreasonably interfere with any future employment or business endeavors of Employee, and the Company shall reimburse Employee for all expenses reasonably incurred in connection with such cooperation.

      c. MISCELLANEOUS BENEFITS. Following any termination of his employment, Employee shall have the following rights: (i) to purchase his existing Company-provided laptop computer for $500; (ii) to retain his rolodex and personal files; and (iii) to have access to his Company voice-mail and e-mail accounts for six (6) months from the date of such termination. In addition, the parties acknowledge and agree that they are parties to that certain Indemnification Agreement dated October 30, 2001 ("Indemnification Agreement"), and acknowledge and agree that the Indemnification Agreement remains in full force and effect and survives the termination of Employee's employment with the Company. Provided that Employee executes the General Release and complies with all of his obligations under this Agreement, the General Release and all other agreements between the Company and Employee, the Company's obligations under the Employee's Indemnification Agreement shall continue for a period of at least seven (7) years from the date of the termination of his employment or the term provided for by the Indemnification Agreement, whichever time period is longer.

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5.    NON-DISCLOSURE OF THIRD-PARTY INFORMATION

Employee represents and warrants and covenants that Employee shall not disclose to the Company, or use, or induce the Company to use, any proprietary information or trade secrets of others at any time, including but not limited to any proprietary information or trade secrets of any former employer, if any; and Employee acknowledges and agrees that any violation of this provision shall be grounds for Employee's immediate termination and could subject Employee to substantial civil liabilities and criminal penalties. Employee further specifically and expressly acknowledges that no officer or other employee or representative of the Company has requested or instructed Employee to disclose or use any such third-party proprietary information or trade secrets.

6.    NONINTERFERENCE; NONSOLICITATION

Employee acknowledges and agrees that the Company's relationships with its employees, consultants, customers, vendors and service providers are valuable business assets. Accordingly, Employee agrees that, during his employment with the Company and for a period of two (2) years after the date of any termination of such employment, he will not (for himself or for any third party) divert or attempt to divert from the Company any business, employee, consultant, customer, vendor or service provider, through solicitation or otherwise, or otherwise interfere with the Company's business or the Company's relationships with its employees, consultants, customers, vendors and service providers. Notwithstanding anything herein to the contrary, the parties acknowledge and agree that Employee may lawfully compete with the Company at any time following the termination of his employment with the Company.

7.    AMENDMENTS; WAIVERS; REMEDIES

This Agreement may not be amended or waived except by a writing signed by Employee and by a duly authorized officer of the Company. Failure to exercise any right under this Agreement shall not constitute a waiver of such right. Any waiver of any breach of this Agreement shall not operate as a waiver of any subsequent breaches. All rights or remedies specified for a party herein shall be cumulative and in addition to all other rights and remedies of the party hereunder or under applicable law.

8.    ASSIGNMENT; BINDING EFFECT

      a. ASSIGNMENT. The performance of Employee is personal hereunder, and Employee agrees that Employee shall have no right to assign and shall not assign or purport to assign any rights or obligations under this Agreement. This Agreement may be assigned or transferred by the Company; and nothing in this Agreement shall prevent the consolidation, merger or sale of the Company or a sale of any or all or substantially all of its assets.

      b. BINDING EFFECT. Subject to the foregoing restriction on assignment by Employee, this Agreement shall inure to the benefit of and be binding upon each of the parties; the affiliates,

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officers, directors, agents, successors and assigns of the Company; and the heirs, devisees, spouses, legal representatives and successors of Employee.

9.    NOTICES

All notices or other communications required or permitted hereunder shall be made in writing and shall be deemed to have been duly given if delivered: (a) by hand; (b) by a nationally recognized overnight courier service; or (c) by United States first class registered or certified mail, return receipt requested, to the principal address of the other party, as set forth below on the signature page of this Agreement. The date of notice shall be deemed to be the earlier of
(i) actual receipt of notice by any permitted means, or (ii) three business days following dispatch by overnight delivery service or the United States mail. Employee shall be obligated to notify the Company in writing of any change in Employee's address. Notice of change of address shall be effective only when provided in accordance with this Section 9.

10.   SEVERABILITY

If any provision of this Agreement shall be held by a court or arbitrator to be invalid, unenforceable or void, such provision shall be enforced to the fullest extent permitted by law, and the remainder of this Agreement shall remain in full force and effect. In the event that the time period or scope of any provision is declared by a court or arbitrator of competent jurisdiction to exceed the maximum time period or scope that such court or arbitrator deems enforceable, then such court or arbitrator shall reduce the time period or scope to the maximum time period or scope permitted by law.

11.   TAXES

All amounts paid under this Agreement (including, without limitation, the Base Salary) shall be paid less all applicable state and federal tax withholdings.

12.   GOVERNING LAW

This Agreement shall be governed by and construed in accordance with the internal laws of the State of California, without regard to conflicts of law principles.

13.   INTERPRETATION

This Agreement shall be construed as a whole, according to its fair meaning, and not in favor of or against any party. Sections and section headings contained in this Agreement are for reference purposes only, and shall not affect in any manner the meaning or interpretation of this Agreement. Whenever the context requires, references to the singular shall include the plural and the plural the singular.

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14.   OBLIGATIONS SURVIVE TERMINATION OF EMPLOYMENT

Employee agrees that any and all of Employee's obligations under this Agreement shall survive the termination of his or her employment and the termination of this Agreement.

15.   COUNTERPARTS

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original of this Agreement, but all of which together shall constitute one and the same instrument.

16.   AUTHORITY

Each party represents and warrants that such party has the right, power and authority to enter into and execute this Agreement and to perform and discharge all of the obligations hereunder; and that this Agreement constitutes the valid and legally binding agreement and obligation of such party and is enforceable in accordance with its terms.

17.   ENTIRE AGREEMENT

This Agreement is intended to be the final, complete and exclusive statement of the terms of Employee's employment by the Company and may not be contradicted by evidence of any prior or contemporaneous statements or agreements. Notwithstanding the foregoing, this Agreement shall not supersede or otherwise affect any agreements previously or concurrently executed by Employee relating to the Company's proprietary information or intellectual property rights, or relating to Employee's non-interference or non-solicitation obligations relative to the Company's business or employees. To the extent that the practices, policies or procedures of the Company, now or in the future, apply to Employee and are inconsistent with the terms of this Agreement, the provisions of this Agreement shall control. Any subsequent change in Employee's duties, position or compensation shall not affect the validity or scope of this Agreement.

18.   EMPLOYEE ACKNOWLEDGEMENT

Employee acknowledges that Employee has had the opportunity to consult legal counsel concerning this Agreement, that Employee has read and understands this Agreement, that Employee is fully aware of its legal effect and that Employee has entered into this Agreement freely based on Employee's own judgment and not on any representations or promises other than those contained in this Agreement.

                            [SIGNATURE PAGE FOLLOWS]



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      IN WITNESS WHEREOF, the parties hereby execute this Agreement as of the
Effective Date.

ENDOCARE, INC.                                         EMPLOYEE:



By: /s/ William J. Nydam                               /s/  John V. Cracchiolo
   ---------------------------                         -------------------------
Name: William J. Nydam                                      John V. Cracchiolo
Title: President

Address for notices:                                   Address for notices:
201 Technology Drive                                   -------------------------
Irvine, CA  92618                                      -------------------------
Attention:  President                                  -------------------------

                    [SIGNATURE PAGE TO EMPLOYMENT AGREEMENT]



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                                    EXHIBIT A

                        FORM OF GENERAL RELEASE OF CLAIMS

THIS GENERAL RELEASE OF CLAIMS (this "Release") is executed and delivered as of [___________], 2003, by and between Endocare, Inc., a Delaware corporation (the "Company"), and the individual named on the signature page hereof (the "Releasor"). Each of the Company and the Releasor is referred to herein as a "Party," and, collectively, as the "Parties."

                                    RECITALS

      WHEREAS, the Company and the Releasor previously executed and delivered an Employment Agreement (the "Employment Agreement");

      WHEREAS, pursuant to terms and conditions of the Employment Agreement, the Releasor is entitled to certain severance payments in specific circumstances, subject to, among other things, Releasor's execution and delivery of this Release; and

      WHEREAS, by execution hereof, the Releasor acknowledges and agrees that:
(i) this Release is a compromise of doubtful and disputed claims, if any, which remain untested; (ii) there has not been a trial or adjudication of any issue of law or fact herein; (iii) the terms and conditions of this Release are in no way to be construed as an admission of liability on the part of the Company; and
(iv) the Company denies any liability and intends merely to avoid litigation with this Release;

      NOW, THEREFORE, in consideration of the foregoing recitals, and the representations, warranties, covenants and promises contained herein, the adequacy and sufficiency of which are hereby acknowledged, the Parties agree as follows:

                                    AGREEMENT

      1. Release of the Company by the Releasor.

      (a) The Releasor does hereby unconditionally, irrevocably and absolutely release and discharge the Company, and its affiliates, directors, officers, employees, agents, attorneys, representatives, stockholders, insurers, divisions, successors and/or assigns and any related holding, parent or subsidiary corporations, from any and all loss, liability, claims, costs (including, without limitation, attorneys' fees), demands, causes of action, or suits of any type, whether in law and/or in equity, related directly or indirectly or in any way connected with any transaction, affairs or occurrences between them and arising on or prior to the date of this Release, including, but not limited to, the Releasor's employment with the Company, the termination of said employment and claims of emotional or physical distress related to such employment or termination. This Release specifically applies to any claims for age discrimination in employment, including, without limitation, any claims arising under the Age

Discrimination In Employment Act or any other statutes or laws that govern discrimination in employment.

      (b) The Releasor irrevocably and absolutely agrees that he will not prosecute nor allow to be prosecuted on his behalf in any administrative agency, whether federal or state, or in any court, whether federal or state, any claim or demand of any type related to any of the matters released above, it being an intention of the Parties that with the execution by the Releasor of this Release, the Company, its officers, directors, employees, agents, attorneys, representatives, successors and/or assigns, and any related holding, parent and subsidiary corporations, will be absolutely, unconditionally and forever discharged of and from all obligations to or on behalf of the Releasor related in any way to the matters released above.

      (c) The Releasor does expressly waive all of the benefits and rights granted to him pursuant to any applicable law or regulation to the effect that:

            A general release does not extend to claims which the creditor does not know of or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

      (d) The Releasor does certify that he has read all of this Release, and that he fully understands all of the same. The Releasor hereby expressly agrees that this Release shall extend and apply to all unknown, unsuspected and unanticipated injuries and damages, as well as those that are now known.

      (e) The Releasor further declares and represents that no promise, inducement or agreement not herein expressed has been made to him and that this Release contains the full and entire agreement between the Parties relating to the Releasor's release of claims, and that the terms of this Release are contractual and not a mere recital.

      2. Review and Revocation Periods. The Releasor represents, acknowledges and agrees that: (i) the Company has advised him, in writing, to discuss this Release with an attorney, and that to the extent, if any, that the Releasor has desired, the Releasor has done so; (ii) the Company has given the Releasor twenty-one (21) days to review and consider this Release before signing it, and the Releasor understands that he may use as much of this twenty-one (21) day period as he wishes prior to signing; (iii) that no promise, representation, warranty or agreements not contained herein have been made by or with anyone to cause him to sign this Release; (iv) that he has read this Release in its entirety, and fully understands and is aware of its meaning, intent, contents and legal effect; and (v) he is executing this Release voluntarily, and free of any duress or coercion. The Parties acknowledge that for a period of seven (7) days following the execution of this Release, the Releasor may revoke this Release, and this Release shall not become effective or enforceable until the revocation period has expired. This Release shall become effective eight (8) days after it is signed by the Parties, and in the event the Parties do not sign on the same date, then this Release shall become effective eight (8) days after the date it is signed by the Releasor.

      3. Full and Complete Defense. This Release may be pleaded as a full and complete defense and may be used as the basis for an injunction against any action, suit or proceeding that may be prosecuted, instituted or attempted by the Releasor against the Company.

      4. Tax Indemnification. As part of this Release, the Releasor agrees to indemnify, hold harmless, and, at the Company's request, defend the Company and its affiliates, directors, officers, employees, agents, attorneys, representatives, stockholders, insurers, divisions, successors and/or assigns and any related holding, parent or subsidiary corporations, from and against any and all loss, liability, claims, costs (including, without limitation, attorneys' fees), demands, causes of action, or suits of any type, whether in law and/or in equity, related directly or indirectly or in any way connected with any federal or state income or other taxes payable or claimed to be payable as a result of any consideration that the Company pays to the Releasor pursuant to this Release or the Employment Agreement.

      5. Amendments, etc. This Release may not be amended or waived except by a writing signed by the Releasor and by a duly authorized officer of the Company. Failure to exercise any right under this Release shall not constitute a waiver of such right. Any waiver of any breach of this Release shall not operate as a waiver of any subsequent breaches. All rights or remedies specified for a Party herein shall be cumulative and in addition to all other rights and remedies of the Party hereunder or under applicable law.

      (a) Assignment; Binding Effect. The Releasor agrees that he shall have no right to assign and shall not assign or purport to assign any rights or obligations under this Release. This Release may be assigned or transferred by the Company; and nothing in this Release shall prevent the consolidation, merger or sale of the Company or a sale of any or all or substantially all of its assets. Subject to the foregoing restriction on assignment by Employee, this Release shall inure to the benefit of and be binding upon each of the parties; the affiliates, officers, directors, agents, successors and assigns of the Company; and the heirs, devisees, spouses, legal representatives and successors of Employee.

      7. Severability. If any provision of this Release shall be held by a court or arbitrator to be invalid, unenforceable or void, such provision shall be enforced to the fullest extent permitted by law, and the remainder of this Release shall remain in full force and effect. In the event that the time period or scope of any provision is declared by a court or arbitrator of competent jurisdiction to exceed the maximum time period or scope that such court or arbitrator deems enforceable, then such court or arbitrator shall reduce the time period or scope to the maximum time period or scope permitted by law.

      8. Governing Law. This Release shall be governed by and construed in accordance with the internal laws of the State of California, without regard to conflicts of law principles.

      9. Interpretation. This Release shall be construed as a whole, according to its fair meaning, and not in favor of or against any Party. Sections and section headings contained in this Release are for reference purposes only, and shall not affect in any manner the meaning or interpretation of this Release. Whenever the context requires, references to the singular shall include the plural and the plural the singular.

      10. Counterparts. This Release may be executed in any number of counterparts, each of which shall be deemed an original of this Release, but all of which together shall constitute one and the same instrument.


      11. Authority. Each Party represents and warrants that such Party has the right, power and authority to enter into and execute this Release and to perform and discharge all of the obligations hereunder; and that this Release constitutes the valid and legally binding agreement and obligation of such Party and is enforceable in accordance with its terms.

      12. Entire Agreement. This Release is intended to be the final, complete and exclusive statement of the terms set forth herein and may not be contradicted by evidence of any prior or contemporaneous statements or agreements.

      13. Opportunity to Consult Legal Counsel. The Releasor acknowledges that he has had the opportunity to consult legal counsel concerning this Release, that he has read and understands this Release, that he is fully aware of its legal effect and that he has entered into this Release freely based on his own judgment and not on any representations or promises other than those contained in this Release.

                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the Parties hereby execute this Release as of the date first above written.

ENDOCARE, INC.                                               RELEASOR:



By:
   ------------------------------                      -------------------------
Name:                                                         Signature
Title:
                                                       -------------------------
                                                               Print Name

                  [SIGNATURE PAGE TO GENERAL RELEASE OF CLAIMS]

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